AB CAP FUND, INC.

-AB All Market Alternative Return Portfolio

Supplement dated December 17, 2018 to the Prospectus (the "Prospectus") dated February 28, 2018 for AB All Market Alternative Return Portfolio.

At a meeting held on December 17, 2018, the Board of Directors of AB Cap Fund, Inc. approved the liquidation of AB All Market Alternative Return Portfolio (the "Fund"). If necessary after payment by the Fund for redemption requests by the Fund's shareholders, the Fund will make final liquidating distributions on or shortly after January 11, 2019.

In connection with the liquidation, the Board approved the immediate suspension of the Fund's distribution and/or service (Rule 12b-1) fees.

It will be necessary for the Fund to convert its assets to cash and/or cash equivalents at or prior to the shareholder redemptions and any liquidating distributions. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. The Fund expects that the period between conversion of its assets to cash and/or cash equivalents and the distribution of all of its assets to shareholders will last no more than 3-4 days, but it is possible that such period will be somewhat longer.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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